Income Tax (Details 2) (USD $) In Thousands, unless otherwise specified	Dec. 31, 2012	Dec. 31, 2011
Current deferred tax (liabilities):
Derivatives	$ (120)	$ (163)
Total	(120)	(163)
Noncurrent deferred tax assets (liabilities):
Property, plant and equipment	(1,880)	(2,910)
Net operating loss	494	494
Derivatives	(12)	(45)
Asset retirement obligations	898	487
Valuation allowance	(1,073)
Other	5	3
Net deferred tax liability	$ (1,688)	$ (2,134)